SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JANUARY 18, 2002
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                             CORECOMM LIMITED
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               (Exact Name of Registrant as Specified in Charter)


   Delaware                      000-31359                     23-3032245
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(State or Other                (Commission                 (IRS Employer
 Jurisdiction of                 File Number)               Identification No.)
   Incorporation)



110 East 59th Street, New York, New York                                10022
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(Address of Principal Executive Offices)                             (Zip Code)


        Registrant's Telephone Number, including area code (212) 906-8485
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          (Former Name or Former Address, if Changed Since Last Report)

Item 7.    Financial Statements and Exhibits.
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           Exhibits

99.1       Press Release, issued January 18, 2002.


Item 9.    Regulation FD Disclosure.
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     On January 18, 2002, the Company issued a press release voicing its strong support for the FCC's action proposing a $6 million fine against SBC Communications for refusing to provide competitors with non-discriminatory access to SBC's shared transport network.

     A copy of the press release is attached as an exhibit.

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        CORECOMM LIMITED
                                        (Registrant)

                                By: /s/ Richard J. Lubasch
                                        ----------------------------------
                                        Name: Richard J. Lubasch
                                        Title: Senior Vice President-
                                                General Counsel


Dated: January 18, 2002

                                  EXHIBIT INDEX
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Exhibit                                                                   Page
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99.1     Press release, issued January 18, 2002

                                                                Exhibit 99.1


             CORECOMM APPLAUDS $6 MILLION FINE PROPOSED AGAINST SBC

New York, New York (January 18, 2002) - CoreComm Limited (Nasdaq: COMM) voiced its strong support today for the FCC's action proposing a $6 million fine against SBC Communications for refusing to provide competitors with non-discriminatory access to SBC's shared transport network. In a Notice of Apparent Liability released this morning, the FCC's Enforcement Bureau found that SBC appears to have "willfully and repeatedly" refused to provide competitive telephone companies like CoreComm with non-discriminatory access to SBC's network for the purpose of transporting local toll calls, as required under the conditions of SBC's merger with Ameritech.

On August 28, 2001, CoreComm filed a formal complaint with the FCC against SBC/Ameritech alleging the same violations set forth in the FCC's forfeiture notice, which found SBC's conduct to be "egregious." Although the complaint is still pending, CoreComm believes that the FCC's action today further underscores the seriousness of SBC's alleged violations and will help to bring about a swift and favorable conclusion to CoreComm's complaint.

"The FCC's proposed $6 million forfeiture is the statutory maximum and should send a clear message to SBC that its ongoing efforts to stifle local competition will not be tolerated," said Christopher A. Holt, CoreComm's Senior Vice President and Chief Counsel for Law and External Affairs. "Hopefully, this will bring about an end to SBC's repeated refusal over the last few years to provide competitors - including CoreComm - with fair and non-discriminatory access to SBC's shared transport network," said Holt. "We applaud the FCC's action and encourage its Enforcement Bureau to keep a watchful eye on SBC's conduct in the local marketplace."

CoreComm/ATX is a leading facilities-based integrated communications provider delivering innovative voice, Internet, data, e-business, and wireless solutions. CoreComm and ATX joined forces in September 2000, bringing a 16-year track record of success to approximately 440,000 consumers and businesses throughout the Mid-Atlantic and Midwest regions. CoreComm/ATX leverages its proven model of consultative services, consolidated broadband offerings, and personalized account management to provide reliable products and a competitive advantage for its customers. For more information on CoreComm/ATX, please visit www.core.com (http://www.core.com).


SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

Certain statements contained herein constitute "forward-looking statements" as that term is defined under the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results to be different from those contemplated. We assume no obligation to update the forward-looking statements contained herein to reflect actual results, changes in assumptions or changes in factors affecting such statements.



FOR FURTHER INFORMATION CONTACT:

Bruce Bennett - Vice President for External Affairs: 312-445-1161